UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

PC MOBILE MEDIA CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-37834	47-4933278
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road,

Tsim Sha Tsui, Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

+852 23519122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2479.374a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2479.374d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2479.373e-4c))

Item 4.01 Change in Registrant's Certifying Accountant

Resignation of Previous Independent Registered Public Accounting Firm

On July 14, 2017, PC Mobile Media Corp. (the “Company”) received notification from Stevenson & Company CPAS LLC (“Stevenson”), the Company’s independent registered public accounting firm, advising the Company of Stevenson’s resignation as the Company’s independent registered public accounting firm on July 14, 2017.

The audit reports of Stevenson on the Company’s consolidated financial statements as of and for the year ended September 30, 2016, and the period from Inception (August 22, 2015) through September 30, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Stevenson has not issued any report on the Company’s financial statements for the fiscal years ended September 30, 2016 and 2015. During the Company's two most recent fiscal years, and the subsequent interim period through July 14, 2017, there have been (1) no disagreements with Stevenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stevenson would have caused Stevenson to make reference thereto in Stevenson’s reports on the financial statements for such years; and (2) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except for the matters set forth herein. The Company will authorize Stevenson to respond fully to the inquiries of the successor independent registered public accounting firm, which has yet to be selected.

The Company has provided Stevenson with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that Stevenson furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Stevenson agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of Stevenson’s letter, dated July 14, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

After the resignation as the Company's independent auditor by Stevenson, the Board of Directors of the Company elected to appoint TAAD LLP ("TAAD") as the Company's independent auditor on July 18, 2017.

During the period from Inception (August 22, 2015) through the date hereof, neither the Company nor anyone acting on its behalf consulted TAAD with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that TAAD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement with Stevenson which, if not resolved to the satisfaction of Stevenson, would have caused Stevenson to make reference to the matter in their report, or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Stevenson & Company CPAS LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PC MOBILE MEDIA CORP.

Date: July 20, 2017	/s/ Lam Chi Kwong Leo
	By:	Lam Chi Kwong Leo, President, Chief Executive Officer, Director, Chairman

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